UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06674

The Greater China Fund, Inc.
(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey			07102
(Address of principal executive offices)			(Zip code)

Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
(Name and address of agent for service)

Registrant’s telephone number, including area code:		973-367-7521

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders –

ANNUAL REPORT

December 31, 2006

The Greater China Fund, Inc.

Table of Contents

The Fund’s Management	2

Letter to Shareholders	3

Report of the Investment Manager	4

Top Ten Equity Holdings	8

Industry Diversification	9

Portfolio of Investments	10

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	26

Report of Ernst & Young LLP
Independent Registered Public Accounting Firm	28

Supplemental Information	29

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
c/o UBS Global Asset Management (US) Inc. through December 31, 2006.
51 West 52nd Street
New York, New York 10019-6114
Effective January 1, 2007:
c/o Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
www.greaterchinafund.com

For information call (800) 331-1710

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Greater China Fund, Inc.

The Fund’s Management

Directors

Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
John A. Hawkins
C. William Maher
Jonathan J.K.Taylor
Tak Lung Tsim

Executive Officers

Ronald G.M. Watt, President

Robert F. Gunia, Vice President

Grace C. Torres, Vice President

Jack R. Benintende, Treasurer and Principal Financial and Accounting Officer

Deborah A. Docs, Chief Legal Officer and Secretary

Valerie M. Simpson, Chief Compliance Officer
 Peter Parrella, Assistant Treasurer

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central
Hong Kong

Administrator

Through December 31, 2006:

UBS Global Asset Management (US) Inc.

51 West 52nd Street

New York, New York 10019

Effective January 1, 2007:

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street
Newark, NJ 07102

Custodian

The Bank of New York

100 Colonial Center Parkway

Lake Mary, Florida 32746

Shareholder Servicing Agent
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, New York 10036

Legal Counsel
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

The Greater China Fund, Inc.

Letter to Shareholders
February 20, 2007

Dear Shareholders,

2006 will be remembered as a year of exceptional rewards for equity investors in the China growth story. The MSCI Zhong Hua Index, expressed in US dollars and in gross terms, rose by a remarkable 54%.

I am pleased to report that The Greater China Fund (the “Fund”) exceeded this return with an 81.9% total return based on Net Asset Value. Investors who took up the Fund’s rights issue last year will have enjoyed this strong share price performance and another high dividend distribution.

The past year will also be remembered for the strength of the Chinese economy. Both economic and corporate earnings newsflow were positive. Not only did the world’s fourth largest economy grow at a strong pace (its GDP rose by 10.7% in 2006), it achieved this in a healthy manner. Its current account surplus is estimated to record an all-time high of USD 221 bn (or 8.6% of GDP), its foreign exchange reserves surpassed the USD 1 trillion mark, while its inflation rate of 2.8% remained well under control. Meanwhile foreign and local investors showed great interest in participating in the active IPO and secondary markets.

We remain positive on the prospects for the Chinese economy and market. Price inflation remains in check, and the measures being taken by the authorities have been specific to individual areas of the economy rather than across the board so far. The recent economic data on fixed asset investment levels and loan growth suggest that these measures have been effective. Further stronger measures may prove not to be necessary, and this will add support to the Chinese equity market.

Nevertheless, it is important to recognize that there is more to the “China story” than just economic growth. The second leg of the investment case for China is structural reform. Corporate governance and profitability are both improving, thanks to the introduction of more market-friendly policies by the Chinese government over the last two decades. In turn, investors are more prepared to put a higher valuation on Chinese companies.

Before year-end, the Fund announced a dividend of $2.65 per share – similar to that of last year. The Fund is required to distribute most of its income in order to not be subject to a federal excise tax. The size of the dividend resulted from the realized gains made in the Fund’s portfolio and the absence of tax-losses carried forward from previous years.

Consistent with other China funds listed on the New York Stock Exchange the shares in the Fund were traded at a significant premium to NAV at year end. This mirrored the share activity of many other China closed-end investment companies at this time of the year; the large but short-term premium reflected the exuberance of market interest in the “China story”. Subsequent to the year end the premium returned to more normal levels.

We look forward to another year of strong and healthy growth in China. There will be personnel changes at the top as younger leaders take over after the 17th Party Congress in the autumn of 2007. But we do not expect this to affect the general direction the Chinese economy has taken. In 2008, China will welcome the world to Beijing for the XXIX Olympiad and the lead up to that has seen massive spending on the infrastructure. We believe this trend will continue. The Fund remains well positioned to benefit from the increased interest in and continued growth of China and PRC companies.

Sincerely,

Richard B. Bradley
Chairman

The Greater China Fund, Inc.

Report of the Investment Manager

Overview

2006 was a good year for investors in China related stocks. The market enjoyed a strong rally fueled by investor re-rating, reasonable valuations, and strong underlying corporate earnings growth and economic fundamentals. There was a brief downturn around May / June when the market corrected sharply, to be followed by a strong bull market rally in the second half of the year, which made up all the losses.

Performance

Fund performance was strong over the year. In net asset value terms, the Fund generated a total return (including dividend and capital gain payments) of 81.9% while the reference index, the MSCI Zhong Hua Index was up 54.0% for the year.

Fund performance mainly benefited from the following: (1) early investment in commodity stocks such as Zijin Mining, Jiangxi Copper, Chalco, and Angang Steel ahead of strong performance; (2)  overweighting selective Chinese financial stocks which also performed very well, such as China Construction Bank, China Life Insurance, China Merchants Bank, Pudong Development Bank; (3) exposure to the Chinese property sector, such as Guangzhou R&F Properties and China Overseas Land & Investments; (4) exposure to selective industrial stocks with a focus on industry leaders, benefiting from favorable dynamics, e.g. Nine Dragons Paper, Dongfang Electrical Machinery, and Pico Far East; (5) investment in technology companies, with a focus on downstream handset-related manufacturers, such as Foxconn International Holdings, rather than the upstream foundries; (6) exposure to retail stocks which were driven up by the emergence of a middle income class in China, examples being Parkson Retail and Ports Design.

Quarterly NAV Performance (Unaudited)

* MSCI China (Free) before 6/1/2000 and MSCI  Zhong Hua (Free) after 6/1/2000
Source: Baring Asset Management as at 12/31/2006

The Greater China Fund, Inc.

Calendar Year NAV Performance (Unaudited)

** MSCI China (Free) before 6/1/2000 and MSCI  Zhong Hua (Free) after 6/1/2000
Source: Baring Asset Management as at 12/31/2006

Rolling Year NAV Performance to December 31, 2006
(Unaudited)

*Include the effect of dividend payment and rights issue payment
** MSCI China (Free) before 6/1/2000 and MSCI  Zhong Hua (Free) after 6/1/2000
Source: Baring Asset Management as at 12/31/2006

The Greater China Fund, Inc.

Report of the Investment Manager
Continued

Economic and Strategy Review

The outlook for China remains positive. Economic growth will remain strongly driven by both fixed asset investment and consumption. With respect to the former, the focus is on the railway network, roads, and power. For example, the very underdeveloped railway network will benefit from a five-year investment focus. Meanwhile, consumption will become an increasingly larger contributor to economic growth as the government encourages consumers to spend their savings resulting in a less export-driven economy. The government would also like to see China buying more foreign goods to address the current issue of the account surplus with Western countries. As we have mentioned before, the credit tightening measures implemented by the current administration were meant to address imbalances in the economy rather than drastically slow down economic growth. Consequently, growth has remained on the high side and is unlikely to decelerate sharply.

The property sector in China does not give us cause for concern as there is genuine demand for quality property units. We believe the market is on a secular uptrend, driven by urbanization, rising income levels, and increasing demand. Government concern is mainly focused on speculative activities, and measures have been adopted to address this.

Hong Kong investors continue to focus on China-related companies as the territory becomes more integrated with the Chinese economy. The appreciating RMB and abundant liquidity in China will support Hong Kong asset prices and the economy as domestic Chinese mainlanders continue to spend and invest in Hong Kong. We believe the physical property market will benefit from these liquidity flows.

With regard to the prospects for Taiwan shares, political turmoil continues to overhang the stock market, but value is starting to emerge in selective domestic asset plays.

With respect to our overall investment strategy, we continue to prefer China related stocks as opposed to Hong Kong or Taiwan stocks. We continue to look for opportunities to increase positions in China “A” shares, subject to the availability of investment quotas.

Our exposure in China will continue to focus on domestic proxies such as banks, retail, and property – although we have reduced our exposure to the insurance sector as all insurance stocks are trading at excessive valuations after the strong rally in December 2006. We also favor selective commodity stocks. Meanwhile, in the manufacturing and industrial sectors, we continue to focus on industry leaders with superior pricing power against an environment of rising raw material and energy costs. In Hong Kong, we are mainly focusing on selective industrial stocks and financial stocks with a China-focus, for example BOC HK and Hong Kong Exchanges.

In general, we believe China will continue to attract investor flows, given the diversity of its investible universe, the further opening up of the “A” share market, a continued stream of IPOs across the sector spectrum, a

The Greater China Fund, Inc.

steadily rising currency (compared to the volatility of other emerging markets’ currencies), and reasonable stock market valuations supported by robust earnings growth.

Baring Asset Management (Asia) Limited
Hong Kong

February 7, 2007

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2006 and reflects all views at the time of its writing. Of course, these views may change in response to changing circumstances and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

The Greater China Fund, Inc.

Top Ten Equity Holdings (Unaudited)
As of December 31, 2006

Percentage of
Net Assets
Guangzhou R&F Properties Co. Ltd. “H”	5.1%
Zijin Mining Group Co Ltd. “H”	4.5
China Communications Construction Co. Ltd. “H”	4.4
China Overseas Land & Investment Ltd.	4.2
Foxconn International Holdings Ltd.	3.7
Parkson Retail Group Ltd.	3.5
BOC Hong Kong Holdings Ltd	3.1
Ports Design Ltd.	2.9
Angang New Steel Co. Ltd “H”	2.6
Hon Hai Precision Industry Co. Ltd.	2.6
Total	36.6%

The Greater China Fund, Inc.

Industry Diversification (Unaudited)
As of December 31, 2006

Percentage of
Net Assets
EQUITIES
Commodities	11.5%
Conglomerates	0.4
Consumption	20.3
Energy	5.4
Financials	21.4
Machinery & Engineering	8.1
Miscellaneous	5.7
Real Estate	14.7
Technology	8.1
Telecommunications	2.1
Transportation	3.8
TOTAL EQUITIES	101.5%
INVESTMENT COMPANY	2.3
SHORT-TERM INVESTMENT	5.6
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED	21.4
TOTAL INVESTMENTS	130.8%
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS	(30.8)
NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments
December 31, 2006

Shares	Description	Value (Note 1)

	EQUITIES - 101.5%
	CHINA - 69.3%
	Commodities - 11.5%
7,266,000	Angang New Steel Co. Ltd. “H” (1)	$10,650,603
2,146,000	Anhui Conch Cement Co. Ltd. “H”	7,146,665
7,483,700	Bengang Steel Plates Co. Ltd. “B”	4,638,071
10,364,000	Hunan Non-Ferrous Metal Corp. Ltd. “H” (2)	5,996,721
103,000	Zhaojin Mining Industry Co. Ltd. “H” (2)	205,543
26,610,000	Zijin Mining Group Co. Ltd. “H”	18,578,842
		47,216,445
	Conglomerates - 0.4%
2,426,000	Tianjin Development Holdings Ltd.	1,721,884

	Consumption - 12.6%
1,514,000	China Resources Enterprise Ltd.	4,350,882
2,890,000	Hengan International Group Co. Ltd.	7,164,383
6,900	Home Inns & Hotels Management Inc. ADR (2)	259,026
5,224,000	Kingway Brewery Holdings Ltd. (1)	2,082,278
1,640,000	Li Ning Co. Ltd. (1)	2,627,458
2,877,000	Parkson Retail Group Ltd.	14,242,116
5,399,000	Ports Design Ltd.	11,801,472
5,280,000	Wumart Stores Inc. “H” (1)	4,670,854
3,751,000	Xingda International Holdings Ltd. (2)	1,533,727
650,000	Yantai Changyu Pioneer Wine Co. Ltd. “B”	3,067,280
		51,799,476
	Energy - 5.4%
9,094,000	China Oilfield Services Ltd. “H” (1)	6,314,263
2,652,000	China Shenhua Energy Co. Ltd. “H”	6,383,418
4,847,000	CNOOC Ltd.	4,605,655
3,348,000	PetroChina Co. Ltd. “H”	4,743,960
		22,047,296
	Financials - 9.4%
11,614,000	China Construction Bank “H”	7,391,983
5,276,000	China Everbright Ltd. (1)(2)	6,173,339
2,046,000	China Life Insurance Co. Ltd. “H” (1)	6,984,641
4,383,000	China Merchants Bank Co. Ltd. “H”	9,287,581
14,045,000	Industrial & Commercial Bank “H” (2)	8,722,537
		38,560,081
	Machinery & Engineering - 7.7%
18,270,274	China Communications Construction Co. Ltd. “H” (2)	18,065,307
2,820,000	Dongfang Electrical Machinery Co. Ltd. “H”	7,541,997
5,286,000	Harbin Power Equipment Co. Ltd. “H” (1)	6,062,698
		31,670,002

The Greater China Fund, Inc.

Shares	Description	Value (Note1)

	Miscellaneous - 4.5%
23,494,000	China Everbright International Ltd. (1)	$4,047,955
143,435	China Medical Technologies Inc. ADR (1)(2)	3,882,785
66,605	Mindray Medical International Ltd. ADR (2)	1,581,203
5,262,369	Nine Dragons Paper Holdings Ltd. (1)	9,066,925
		18,578,868
	Real Estate - 12.7%
5,978,000	Agile Property Holdings Ltd.	5,611,161
12,762,500	China Overseas Land & Investment Ltd. (1)	17,132,084
939,000	Greentown China Holdings Ltd. (2)	1,748,268
9,768,800	Guangzhou R&F Properties Co. Ltd. “H” (1)	21,102,040
1,034,000	Hopson Development Holdings Ltd. (1)	2,924,941
2,037,500	Shimao Property Holdings Ltd. (2)	3,819,699
		52,338,193
	Telecommunications - 2.1%
296,000	China Communications Services Corp. Ltd. “H” (2)	168,985
593,000	China Mobile (Hong Kong) Ltd.	5,123,868
7,756,000	Comba Telecom Systems Holdings Ltd.	3,300,956
		8,593,809
	Transportation - 3.0%
1,675,800	China International Marine Containers (Group) Co. Ltd. “B”	3,507,927
3,284,000	China Shipping Development Co. Ltd. “H” (1)	5,024,861
2,609,135	Dazhong Transportation Group Co. Ltd. “B”	1,630,709
1,576,000	Zhuzhou Times Electric Co. Ltd. “H” (2)	2,180,431
		12,343,928
	Total China	284,869,982

	HONG KONG - 24.1%
	Consumption - 7.7%
360,000	Esprit Holdings Ltd.	4,020,187
3,198,000	Glorious Sun Enterprises Ltd.	1,496,766
1,850,000	Lee & Man Paper Manufacturing Ltd. (1)	4,543,380
21,152,000	Leroi Holdings Ltd. (2)(4)	469,153
2,334,000	Li & Fung Ltd.	7,262,567
10,800,000	Peace Mark Holdings Ltd. (1)	9,651,226
5,292,000	Xinyu Hengdeli Holdings Ltd. (1)	4,354,856
		31,798,135
	Financials - 8.2%
4,685,000	BOC Hong Kong Holdings Ltd.	12,710,598
2,916,000	CITIC International Financial Holdings Ltd. (1)	2,617,079
819,000	Hong Kong Exchanges & Clearing Ltd.	9,003,761
1,043,000	Industrial and Commercial Bank of China (Asia) Ltd. (1)	2,011,637
736,000	Liu Chong Hing Bank Ltd. (1)(3)	1,639,078
543,500	Wing Lung Bank Ltd.	5,695,490
		33,677,643

The Greater China Fund, Inc.

Portfolio of Investments Concluded

Shares	Description	Value (Note1)

	Miscellaneous - 1.2%
23,522,964	Pico Far East Holdings Ltd.	$4,869,584

	Real Estate - 2.0%
9,400,000	Hon Kwok Land Investment Co. Ltd.	3,638,047
1,208,000	Hong Kong Land Holdings Ltd. (1)	4,807,840
		8,445,887
	Technology - 5.0%
3,634,000	AAC Acoustic Technology Holdings Inc. (1) (2)	3,448,381
4,633,000	Foxconn International Holdings Ltd. (1) (2)	15,160,867
4,860,000	Scud Group Ltd. (2)	1,774,715
		20,383,963
	Total Hong Kong	99,175,212

	TAIWAN - 3.1%
	Technology - 3.1%
110,600	High Tech Computer Corp.	2,189,259
1,488,947	Hon Hai Precision Industry Co. Ltd.	10,623,912
	Total Taiwan	12,813,171

	WARRANTS (2) - 5.0%
	CHINA - 5.0%
	Financials - 3.8%
800,000	BNP Paribas, expires 12/10/09	2,183,600
3,278,700	China Merchants, expires 06/08/09	6,786,909
1,443,623	Shanghai Pudong, expires 01/12/09	3,979,636
937,303	Shanghai Pudong, expires 12/10/09	2,559,090
		15,509,235
	Machinery & Engineering - 0.4%
1,132,075	Shanghai Zhenhua Port, expires 08/10/09	1,722,226

	Transportation - 0.8%
1,263,000	Daqin Railway, expires 08/03/09	1,310,994
2,079,103	Daqin Railway, expires 08/10/09	2,178,588
		3,489,582
	Total Warrants	20,721,043

	Total Equities (cost $252,716,948)	417,579,408

The Greater China Fund, Inc.

Shares	Description	Value (Note1)

	INVESTMENT COMPANY - 2.3%
	CHINA - 2.3%
	Other - 2.3%
639,700	iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker (cost $5,293,074)	$9,442,613

	Total Long-Term Investments (cost $258,010,022)	427,022,021

	SHORT-TERM INVESTMENT - 5.6%
	Money Market Fund *- 5.6%
22,971,295	Morgan Stanley USD Liquid Cash Reserve, 5.02% (cost $22,971,295)	22,971,295

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 21.4%
	Money Market Funds* - 16.5%
39,525	AIM Liquid Assets Portfolio, 5.21%	39,525
12,856	AIM Prime Portfolio, 5.21%	12,856
18,487	BlackRock Cash Strategies, 5.25%	18,487
438	DWS Money Market Fund, 5.20%	438
18,509,864	UBS Enhanced Yield Portfolio, 5.23% (5)	18,509,864
49,465,702	UBS Private Money Market Fund LLC, 5.21% (5)	49,465,702
	Total Money Market Funds (cost $68,046,872)	68,046,872

Principal Amount
	Repurchase Agreement - 4.9%
20,240,958	Repurchase Agreement dated 12/29/06 with Merrill Lynch, 5.24%, due 01/02/07 collaterized by United States Treasury or Federal Agency obligations, value $20,645,869 (cost $20,240,958)	20,240,958

	Total Investments of Cash Collateral from Securities Loaned (cost $88,287,830)	88,287,830

	Total Investments (cost $369,269,147) - 130.8%	538,281,146
	Liabilities, in excess of cash and other assets - (30.8%)	(126,741,851)
	Net Assets - 100.0%	$411,539,295

NOTES TO PORTFOLIO OF INVESTMENTS

(1)   All or a portion of the security is on loan. The aggregate market value of such securities is $79,939,981; cash collateral of $88,287,830 (included in liabilities)  was received with which the Fund purchased highly liquid short-term investments.

(2)   Non-income producing security.

(3)   Security is illiquid. This security amounted to $1,639,078 or 0.4% of net assets.

(4)   Security is being fair valued by a valuation committee under the direction of the Board of Directors. At December 31, 2006, the value of this security amounted to $469,153 or 0.1% of net assets.

(5)   Affiliated with the administrator of the Fund.
Rates shown reflect yield at December 31, 2006.
ADR - American Depository Receipt

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities
December 31, 2006

Assets
Investments in unaffiliated securities (cost $280,981,317)*	$449,993,316
Investments of cash collateral from securities loaned (cost $88,287,830)**	88,287,830
Cash (including foreign currency with a cost of $9,668,057 and a value of $9,679,792)	10,361,903
Receivable for securities sold	9,391,563
Dividends and interest receivable	86,693
Total assets	558,121,305

Liabilities
Payable for cash collateral for securities loaned	88,287,830
Dividends payable	44,554,276
Payable for securities purchased	12,981,426
Investment management fee payable	402,013
Administration fee payable	81,528
Professional services	111,883
Accrued expenses	163,054
Total liabilities	146,582,010

Net Assets	$411,539,295

Composition of Net Assets
Common stock, $0.001 par value; 16,795,188 shares issued and outstanding (100,000,000 shares authorized)	$16,795
Paid-in-capital in excess of par	216,119,098
Distributions in excess of net investment income	(4,121,253)
Accumulated net realized gain on investments	30,500,921
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	169,023,734
Net Assets	$411,539,295

Shares Outstanding	16,795,188

Net Asset Value Per Share	$24.50

*         Includes $79,939,981 of investments in securities on loan, at value.

**     Includes $67,975,566 of investments in securities of a related entity.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations
For the Year Ended December 31, 2006

Investment Income
Dividends (net of foreign withholding taxes of $68,113)	$7,516,551
Dividend income (net) from a related party *	341,912
Interest income	257,848
Securities lending income (net)	136,997
Total investment income	8,253,308

Expenses
Investment management fees	3,890,784
Administration fees	766,131
Directors’ fees and expenses	460,881
Custodian and accounting fees	416,866
Professional services	352,665
Reports and notices to shareholders	81,808
New York Stock Exchange listing fee	23,750
Transfer agent fees and expenses	11,228
Miscellaneous expenses	82,878
Total expenses	6,086,991
Net investment income	2,166,317

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	66,281,300
Foreign currency transactions	33,635
66,314,935
Net change in unrealized appreciation(depreciation) of:
Investments	136,961,330
Other assets and liabilities denominated in foreign currencies	(8,218)
Net realized and unrealized gain on investments and foreign currency transactions	203,268,047
Net Increase in Net Assets from Investment Operations	$205,434,364

*              Represents securities lending income net of expenses.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Increase from Investment Operations
Net investment income	$2,166,317	$2,402,908
Net realized gains (losses) from:
Investments	66,281,300	24,798,996
Foreign currency transactions	33,635	(85,009)
Net change in unrealized appreciation/depreciation of:
Investments	136,961,330	(6,348,868)
Other assets and liabilities denominated in foreign currencies	(8,218)	(24,430)
Total increase from investment operations	205,434,364	20,743,597
Dividends and Distributions to Shareholders from:
Net investment income and net realized gains from foreign currency transactions	(7,609,899)	(5,454,680)
Net realized gains	(36,944,376)	(28,602,446)
Total dividends and distributions to shareholders	(44,554,275)	(34,057,126)
Common Stock Transactions
Proceeds from shares issued through rights offering (net of offering costs of $520,000)	—	47,556,289
Additional offering costs	(17,941)	—
Net increase(decrease) in net assets from capital stock transations	(17,941)	47,556,289
Net increase in net assets	160,862,148	34,242,760

Net Assets
Beginning of year	250,677,147	216,434,387
End of year (including undistributed net investment income of ($4,121,253) and ($1,034,455), respectively)	$411,539,295	$250,677,147

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements

Note 1.   Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independant pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities which are listed on U.S. and foreign stock exchanges normally are valued at last sale price on the day the securities are valued or, lacking any sales on such day, at last available bid price. Securities may be fair valued based on significant events that have occured subsequent to the close of the foreign markets and may use a systematic fair valuation model provided by an independent third party to value securities in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at “fair value”, that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Baring Asset Management (Asia) Limited, the investment manager of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s board of directors (the “Board”). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

The Greater China Fund, Inc.

Notes to Financial Statements
Continued

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)    the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)   purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effects of fluctuations in foreign rates from the effects of fluctuations in the market prices of securities. Accordingly, such currency gain or loss is included in net realized gain or loss on investments. However, the Fund does not isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of any foreign currency-denominated debt obligations pursuant to U.S. federal tax regulations; such amounts are categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency on the Statement of Operations. Net realized foreign currency gain or loss is treated as ordinary income (loss) for income tax reporting purposes.

The Greater China Fund, Inc.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax Status

China

Presently, as a result of a ruling issued in July 1993 (the “July Ruling”), The People’s Republic of China (“PRC”) State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

The Greater China Fund, Inc.

Notes to Financial Statements
Continued

Hong Kong

Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

Other Foreign Countries

The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

Note 2.   Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 3.   Investment Management and Administration Agreements

The Fund has an investment management agreement (“Investment Management Agreement”) with Baring Asset Management (Asia) Limited (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million.

The Greater China Fund, Inc.

Through the fiscal year ended December 31, 2006, UBS Global Asset Management (US) Inc. (the “Predecessor Administrator”), an indirect wholly-owned asset management subsidiary of UBS AG, had an administration agreement (“Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Predecessor Administrator provided certain administrative services to the Fund. As compensation for its services, the Predecessor Administrator received a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund’s average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

The Board of Directors had appointed an employee of the Predecessor Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of Investment Company Act (“CCO Agreement”). Under the terms of the CCO Agreement, the Predecessor Administrator received a monthly fee, computed weekly, at an annual rate of 0.03% of the Fund’s average weekly net assets as compensation for its services. This fee is no longer effective after December 31, 2006.

As of January 1, 2007, Prudential Investments LLC (the “Successor Administrator”) has an administration agreement with the Fund. Under the terms of the administration agreement, the Successor Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of Prudential Investments LLC to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of Investment Company Act. Under this agreement, the Successor Administrator does not receive an additional fee.

Note 4.   Transactions with Affiliates and Related Entities

The Investment Manager, out of its own assets, pays UBS Securities LLC a fee, accrued weekly and paid quarterly, in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities) in accordance with the following schedule:

Average Weekly Net Assets

Under $125 million	0.05%
$125 million up to $150 million	0.06%
$150 million up to $175 million	0.07%
$175 million up to $200 million	0.08%
$200 million up to $225 million	0.09%
Over $225 million	0.10%

The Greater China Fund, Inc.

Notes to Financial Statements
Continued

For the year ended December 31, 2006, the Investment Manager, not the Fund, paid or accrued $326,633 to UBS Securities LLC for such services. In addition, during the year ended December 31, 2006, the Fund paid $108,346 in brokerage commissions to UBS Warburg Securities Ltd. for transactions executed on behalf of the Fund.

Certain employees of the Predecessor Administrator served as officers of the Fund and an employee of UBS Financial Services, Inc., an indirect wholly-owned subsidiary of UBS AG, serves as a director of the Fund; however they receive no compensation from the Fund. Certain employees of the Successor Administrator and Investment Manager serve as officers of the Fund; however they receive no compensation from the Fund.

The Fund invests in shares of the UBS Enhanced Yield Portfolio (“Enhanced Yield Portfolio”) and UBS Private Money Market Fund LLC (“Private Money Market Fund”) as part of its securities lending activity. The Enhanced Yield Portfolio and Private Money Market Fund are Funds managed by the Fund’s Predecessor Administrator.

Amounts relating to these investments for the year ended December 31, 2006 are summarized as follows:

		Sales	Dividend		% of Net
Fund	Purchases	Proceeds	Income	Value	Assets
UBS Enhanced Yield Portfolio	$18,904,381	$11,039,501	$165,916	$18,509,864	4.5%
UBS Private Money Market Fund LLC	267,045,550	218,167,707	175,996	49,465,702	12.0%

Note 5.   Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents, U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG.

The Greater China Fund, Inc.

For the year ended December 31, 2006, the Fund earned $478,909 and UBS Securities LLC earned $206,854 in compensation as the Fund’s lending agent. At December 31, 2006, the Fund owed UBS Securities LLC $20,283 in compensation as the Fund’s lending agent.

Note 6.   Purchases and Sales of Securities

For the year ended December 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $375,367,130 and $359,921,448, respectively.

Note 7.   Federal Tax Status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ending December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$27,727,176	$12,717,422
Net realized gains	$16,827,099	21,339,704
	$44,554,275	$34,057,126

At December 31, 2006 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$25,286,467
Undistributed long-term gains	5,681,819
Unrealized appreciation	165,642,686
Capital and other losses	(1,207,570)
Total accumulated earnings	$195,403,402

The Greater China Fund, Inc.

Notes to Financial Statements
Concluded

During the current fiscal year, the Fund had no capital loss carry-forwards to offset current year realized gains.

For federal income tax purposes, the tax cost of investments and components of net unrealized appreciation of investments at December 31, 2006 were as follows:

Tax cost of investments	$372,650,195

Gross appreciation	167,359,474
Gross depreciation	(1,728,523)

Net unrealized appreciation of investments	$165,630,951

The differences between book-basis and tax-basis unrealized appreciation of investments is attributable primarily to the deferral of losses on wash sales and investments in passive foreign investment company.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2006, the Fund’s distributions in excess of net investment income was decreased by $2,356,784 and accumulated net realized gain on investments was decreased by $2,356,784. These  differences are primarily due to the tax treatment of foreign currency transactions and disposition of stock in a passive foreign investment company.

The Greater China Fund, Inc.

Note 8.   Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. There were no transactions in shares of common stock for the year ended December 31, 2006. For the year ended December 31, 2005, the Fund issued 4,197,685 shares in connection with the Fund’s rights offering.

Note 9.   New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

The Greater China Fund, Inc.

Financial Highlights

For the Year Ended
December 31,
2006
Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year	$14.93

Increase (Decrease) From Investment Operations
Net investment income	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	12.09
Total from investment operations	12.22

Dividends and Distributions to Shareholders
From net investment income and net realized gains from foreign currency transactions	(0.45)
From net realized gains	(2.20)
(2.65)

Fund Share Transactions
Dilutive effect of rights offering	—
Offering costs charged to paid-in capital in excess of par	— **
Total of share transactions	—

Net asset value, end of year	$24.50

Market value, end of year	$31.48

Total Investment Return (1)	168.90%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$411,539
Ratio of expenses to average net assets	1.86%
Ratio of net investment income to average net assets	0.66%
Portfolio turnover	114%

*                 Based on average shares outstanding

**          Amount represents less than $0.005 per share.

(1)          Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Greater China Fund, Inc.

For the Years Ended
December 31,
2005	2004	2003	2002

$ 17.18	$16.57	$10.06	$10.59

0.19 *	0.20	0.27	0.09
1.47 *	0.96	6.50	(0.58)
1.66	1.16	6.77	(0.49)

(0.43)	(0.21)	(0.26)	(0.04)
(2.25)	(0.34)	—	—
(2.68)	(0.55)	(0.26)	(0.04)

(1.04)	—	—	—
(0.19)	—	—	—
(1.23)	—	—	—

$ 14.93	$17.18	$16.57	$10.06

$ 13.04	$15.75	$19.12	$8.82

(0.72)%	(14.77)%	120.13%	1.15%

$ 250,677	$216,434	$208,699	$126,640
2.09%	2.28%	2.04%	2.17%
1.04%	1.17%	2.20%	0.84%
140%	66%	85%	38%

The Greater China Fund, Inc.

Report of Ernst & Young LLP
Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Greater China Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These  financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis,  evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Greater China Fund, Inc. at December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2007

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Board of Directors

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director or Officer, his name and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, and other directorships held by such Director.

Non-Interested Directors

			Number of
			Portfolios
	Position(s)		in Fund
	Held with the		Complex
	Fund; Length	Principal Occupation(s) During Past 5 Years	Overseen
Name, address (age)	of Time Served	and Other Directorships Held	by Director
Edward Y. Baker (72) 15 Artinger Court Toronto, Ontario Canada, M3B 1J9	Chairman of Audit Committee and Director since 1992	Investment Consultant; Chairman, Board of Trustees, Rogers Sugar Income Fund; previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan.	1

Richard B. Bradley (69) 22 Smith Terrace London SW3 4DL England	Chairman of Board and Director since 1992	Director of The Aberdeen New Dawn Investment Trust Limited; previously Group Managing Director of Asia Equity Holdings.	1

John A. Hawkins (64) HSBC Securities Services (Guernsey) Ltd. Arnold House St Julian’s Avenue St Peter Port Guernsey GY1 3NF Channel Islands	Director since 1992	Previously Executive Vice President – Private Clients with The Bank of Bermuda Ltd.; Director of HSBC Investment Solutions Plc; SR Global Fund Inc.; MW Japan Fund Ltd.; MW Nippon Fund Ltd.	1

C. William Maher (45) LPL Financial Services 9785 Towne Centre Dr. San Diego, CA 92121	Director since 2003	Managing Director and Chief Financial Officer of LPL Financial Services; Previously Managing Director of Nicholas Applegate Capital Management	1

Jonathan J.K. Taylor (63) Dragon Partners Ltd. 41 Burlington Road London SW6 4NH England	Director since 1992	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers); Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Director, AVK Securities & Finance Ltd. (Russia); Director, St. Petersburg Bank for Reconstruction & Development (Russia). Member of International Advisory Board of Datawind Net Access Corporation.	1

The Greater China Fund, Inc.

Supplemental Information (Unaudited)
Continued

Non-Interested Directors (concluded)

Number of
Portfolios
	Position(s)		in Fund
	Held with the		Complex
	Fund; Length	Principal Occupation(s) and Other	Overseen
Name, address (age)	of Time Served	Directorships Held During Past 5 Years	by Director
Tak Lung Tsim (60) Century Square 1 D’Aguilar Street Suite 1001, Central Hong Kong	Director since 1992	Principal, T.L. Tsim & Associates Ltd.; Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited; Director of New-Alliance Asset Management (Asia) Ltd.; Director of Far Eastern Polychem Industries.	1

Interested Director

Number of
Portfolios
	Position(s)		in Fund
	Held with the		Complex
	Fund; Length	Principal Occupation(s) and Other	Overseen
Name, address (age)	of Time Served	Directorships Held During Past 5 Years	by Director
John A. Bult (70)* 1285 Avenue of the Americas 37th Floor New York, NY 10019	Director since 1992	Chairman of PaineWebber International Inc.; Director of The Germany Fund, Inc.; The New Germany Fund, Inc.; The Central Europe and Russia Fund, Inc.	1

*                 This Director considered by the Fund and its counsel to be “interested persons” (which as used in this annual report is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Investment Manager. Mr. Bult is deemed to be an interested person due to his affiliation with affiliates of UBS Securities LLC, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund’s shares.

Officers

			Number of
			Portfolios
	Position(s)		in Fund
	Held with the		Complex
	Fund; Length	Principal Occupation or Employment and	Overseen
Name, address (age)	of Time Served	Directorships in Publicly Held Companies	by Officer
Ronald G.M. Watt (60) Baring Asset Management 155 Bishopsgate London EC2M 3XY England	President since 1998	Director Investment Companies of Baring Asset Management Limited.	2

Robert F. Gunia (60) Prudential Investments LLC Gateway Center Threee 100 Mulberry Street Newark, New Jersey 07102	Vice President since 2007	Chief Administrative Officer and Executive Vice President of Prudential Investments LLC; President of Prudential Investment Management Services LLC; Executive Vice President and Treasurer of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director of American Skandia Investment Services, Inc.; Vice President and Director and Treasurer of The Asia Pacific Fund, Inc; Director of all Prudential-sponsored mutual funds.	2

The Greater China Fund, Inc.

Officers

			Number of
			Portfolios
	Position(s)		in Fund
	Held with the		Complex
	Fund; Length	Principal Occupation or Employment and	Overseen
Name, address (age)	of Time Served	Directorships in Publicly Held Companies	by Officer
Grace C. Torres (47) Prudential Investments LLC Gateway Center Threee 100 Mulberry Street Newark, New Jersey 07102	Vice President since 2007	Treasurer and Principal Financial and Accounting Officer on JennisonDryden Funds, Strategic Partner, Prudential Series Funds and American Skandia Trust funds; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer of American Skandia Advisory Services, Inc.; formerly Senior Vice President of American Skandia Investment Services, Inc.	1

Jack Benintende (42) Prudential Investments LLC Gateway Center Threee 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer since 2007	Vice President within Prudential Mutual Fund Administration and assistant treasurer on the JennisonDryden Funds, Strategic Partner, Prudential Series Funds and American Skandia Trust funds; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP.	1

Deborah Docs (49) Prudential Investments LLC Gateway Center Threee 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; formerly Vice President and Assistant Secretary of American Skandia Investment Services, Inc. Secretary and Chief Legal Officer of the Asia Pacific Fund, Inc., The High Yield Plus Fund, Inc. and Secretary of all Prudential sponsored mutual funds.	2

Valerie Simpson (48) Prudential Investments LLC Gateway Center Threee 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer since 2007	Vice President and Deputy Chief Compliance Officer of Prudential Investments; and The Asia Pacific Fund, Inc.; Chief Compliance Officer of VCA-2 and Nicholas- Applegate Fund, Inc.	2

Peter Parrella (48) Prudential Investments LLC Gateway Center Threee 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund ManagementLLC.	1

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless PFPC Inc. (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and  distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the  reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

The Greater China Fund, Inc.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a  regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940–3027. For further information regarding the plan, you may also contact the transfer agent directly at 1–800–331–1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third  quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www.greaterchinafund.com or on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by  calling 1-800-331-1710.

Proxy Voting Policies and Procedures and Record

You may obtain a description of the Fund’s proxy voting policies  and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www.greaterchinafund.com, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)
Concluded

Other Information

Since December 31, 2006, there have been no (i) material changes in the Fund’s investment objectives or policies, or (ii) changes to the Fund’s charter or by-laws or (iii) material changes in the principal risk factors associated with investment in the Fund.

U.S. Federal Tax Information (Unaudited)

Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2006.

During the fiscal year ended December 31, 2006, the Fund paid $1.65 per share of ordinary income dividends and $1.00 per share of long-term capital gain distributions.

For the fiscal year ended December 31, 2006, the Fund designated 15.4% of ordinary income distributions as qualified dividend income for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate $1.1978 per share of short-term capital gains distrbutions as qualified under The American Jobs Act 2004.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be  entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended December 31, 2006, the Fund intends on passing through $68,113  ordinary income distributions as a foreign tax credit from recognized foreign source income of $7,516,551.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2007.

The Greater China Fund, Inc.

New York Stock Exchange Certifications (unaudited)

The Greater China Fund, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which inlcuded a copy of this annual report along with any other information about the Fund. After the Fund’s 2006 annual meeting of shareholders, it filed a certification with the NYSE on June 1, 2006, stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

The Greater China Fund, Inc.

155 Bishopsgate, London EC2M 3XY
Telephone +44 (0)20-7628 6000
Facsimile +44 (0)20-7638 7928
Internet www.barings.com

• LONDON • BOSTON • FRANKFURT •
• GUERNSEY • HONG KONG •
• PARIS • SAN FRANCISCO • TAIPEI •
• TOKYO • TORONTO •

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board of Directors has determined that the following persons serving on the registrant’s Audit Committee are audit committee financial experts as defined in Item 3 of Form N-CSR: Edward Y. Baker, John A. Hawkins and C. William Maher. Each of Mr. Baker, Mr. Hawkins and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Baker, Hawkins and Maher as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of registrant’s audit committee or Board of Directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant’s audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant, billed the Registrant $55,600 and $69,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2006 and 2005 semiannual financial statements. There were no audit-related fees required to be approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c) Tax Fees

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,700 and $6,200, respectively.

 Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d) All Other Fees

In each of the fiscal years ended December 31, 2006 and December 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant’s independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting for any interim approval granted.

(e) (2)  Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

 (f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by E&Y of $1,494,200 and $257,700, respectively, for non-audit services rendered on behalf of the registrant (“Covered Services”), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Non-covered Services”) that provides ongoing services to the registrant shown in the table below:

	2006	2005
Covered Services	$12,200	$8,700
Non-Covered Services*	$1,482,000	$249,000

* For the fiscal years ended December 31, 2006 and December 31, 2005 fees represent Non-covered Services provided to Massachusetts Mutual Life Insurance Company or affiliates.

(h) Principal Accountant’s Independence

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Baker, Mr. Bradley, Mr. Hawkins, Mr. Maher, and Mr. Tsim.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

The Investment Manager’s Proxy Voting Policies and Procedures is incorporated by reference herein from Exhibit EX-99.PROXY.VOTE to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

Wilfred Sit is the Fund’s portfolio manager, the person associated with the Investment Manager who is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Sit does not receive compensation from Fund. As of December 31, 2006, Mr. Sit did not beneficially own any equity securities in the Fund.

In addition to the Fund, Mr. Sit was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2006:

	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Number of Accounts	1	6	1
Total Assets (US$million)	$411.5	$362.3	$222.0

There are no material conflicts of interest that arise as a result of Mr. Sit’s management of these other accounts.

With effect from February 9, 2007 Ms. Lillian Co was appointed portfolio manager of the Fund.  Ms. Co does not receive any compensation from the Fund or beneficially own any equity securities in the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)          It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)         There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)  (1)              Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODEETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

(2)          Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)          Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Greater China Fund, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Ronald G.M. Watt
Ronald G.M. Watt
President and Principal Executive Officer

Date	February 26, 2007

By (Signature and Title)*	/s/Joseph Malone
Joseph Malone
Treasurer and Principal Financial Officer

Date	February 26, 2007

* Print the name and title of each signing officer under his or her signature.